Exhibit 10.17.1
NINTH AMENDMENT AGREEMENT
This NINTH AMENDMENT TO THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of July 5, 2023 (this “Amendment”) by and between HAMILTON RE, LTD., a Bermuda insurance and reinsurance company (the “Borrower”) and UBS AG, STAMFORD BRANCH (the “Issuing Lender”) amends the THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of August 30, 2017 as amended on October 27, 2017, October 30, 2018, May 7, 2019, October 16, 2019, October 30, 2019, October 29, 2020, October 28, 2021, and October 27, 2022 (the “Reimbursement Agreement”), as in effect on the date hereof.
WITNESSETH:
WHEREAS, pursuant to the Reimbursement Agreement, the Issuing Lender agreed to issue Letters of Credit for the account of the Borrower and for the benefit of the Account Beneficiaries from time to time designated by the Borrower on the terms and conditions set forth therein;
WHEREAS, pursuant to the Reimbursement Agreement, the Borrower agreed to reimburse the Issuing Lender for any advances in respect of such Letters of Credit; and
WHEREAS, the Borrower and Issuing Lender wish to amend certain provisions of the Reimbursement Agreement;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows:
§ 1Definitions. Capitalized terms which are used herein without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement.
§ 2Amendments.
(a)Paragraph (ii)(C) of the definition of “Early Prepayment Event” in Section 1.01 (Defined Terms) is hereby deleted in its entirety and replaced with the following:
(ii)(C)the FTV Margin-to-Equity Ratio is greater than 65%;
(b)Paragraph (iii) of the definition of “Early Prepayment Event” in Section 1.01 (Defined Terms) is hereby deleted in its entirety and replaced with the following:
(iii) the Collateral Fund's (A) sum of (x) STV Strategy Allocation plus (y) ESTV Strategy Allocation is less than 57% or greater than 67% and/or (B) FTV Strategy Allocation is less than 33% or greater than 43% as of any date of measurement by the Administrator and is not cured by the scheduled date of delivery of the Administrator's report under Section 5.01(a)(v);
(c)The third paragraph under “Leverage” in Annex A (Investment Guidelines) of the Reimbursement Agreement is hereby deleted in its entirety and replaced with the following:
In the event the FTV Margin-to-Equity Ratio is greater than 60%, the Adjusted Market Value (before any such adjustment) of the FTV Strategy Allocation shall be multiplied by a factor equal to (i) 60% divided by (ii) the FTV Margin-to-Equity Ratio, in determining the Adjusted Market Value. “FTV Margin-to-Equity Ratio” means (i) that portion of margin required to be posted by FTV allocated to the FTV Strategy Allocation divided by (ii) the FTV Strategy Allocation.

§ 3Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is conditioned upon satisfaction of the following requirements:
(a)Executed Documents - The Borrower shall have delivered to the Issuing Lender a copy of this Amendment duly signed on behalf of each party hereto.
§ 4Agreement Otherwise Unchanged. Except as herein provided, the Transaction Documents shall remain unchanged and in full force and effect, and each reference to the Reimbursement Agreement (and words of similar import) in the Transaction Documents, shall be a reference to the Reimbursement Agreement as amended hereby, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.
§ 5Effective Date. This Amendment shall become effective as of July 7, 2023 (the “Effective Date”), subject to satisfaction of the conditions set forth in §3 (Conditions to Effectiveness of this Amendment) of this Amendment.
§ 6Representations and Warranties. At the time of and immediately after giving effect to this Amendment, all of the representations and warranties of the Borrower made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof.
§ 7No Default, Event of Default or Early Prepayment Event. At the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment.
§ 8Governing Law, Submission to Jurisdiction, Consent to Service of Process and Waivers. The provisions contained in the Reimbursement Agreement, insofar as they relate to governing law, the submission to the courts specified therein, the consent to service of process and waivers shall apply to this Amendment mutatis mutandis as if they were incorporated herein.
§ 9Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail with PDF attachment shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HAMILTON RE, LTD.,
as Borrower

By:	/s/ Chad Cundliffe
	Name:	Chad Cundliffe
	Title:	Group Treasurer
[Signature Page of Ninth Amendment to Third Amended and Restated Reimbursement Agreement]

UBS AG, STAMFORD BRANCH,
as Issuing Lender

By:	/s/ Danielle Calo
	Name:	Danielle Calo
Title: Associate Director

By:	/s/ Peter Hazglou
	Name:	Peter Hazglou
Title: Authorized Signatory
[Signature Page of Ninth Amendment to Third Amended and Restated Reimbursement Agreement]